UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2010

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53192

LETTER TO SHAREHOLDERS

Sovereign Default Risk — the Next Concern

This quarter marked the one-year anniversary of the market's low point thus far this cycle. As we've previously discussed at length, it was government intervention last year that stabilized the stock market, and allowed credit markets to begin functioning again. In the U.S. most of the benefit came from Fed monetary policy and related programs. As non-government borrowing collapsed ($1.5 trillion decline in 2009), Congress also got into the act and responded in true Keynesian fashion, causing an offsetting surge of similar magnitude in federal credit. Governments around the world followed suit. Looking back at history, this is what typically happens during credit crises. As collected tax revenues temporarily fall, government borrowings increase to make up the difference.

Not surprisingly, these actions have led to sharp increases in the amount of outstanding government debt compared to the size of economies. Among OECD (Organization for Economic Co-operation and Development) countries, the average government debt-to-GDP ratio was 44% in 2006 and is expected to rise to 71% in 2010. According to the EU statistics office, the ratio reached 79% last year for all the countries of the Euro region. In the U.S., net federal debt (not including intragovernment obligations) is projected to grow from 40% of GDP in 2008 to 64% this year. To put the U.S. measure on equal footing with other countries, total U.S. government debt (federal, state and local) is projected to be 92% of GDP at the end of this year, according to a recent Moody's report. Analysis by academics Reinhardt and Rogoff, among others, demonstrates that once the level of indebtedness reaches 100% of GDP, the potential for problems increases substantially. While we believe the policy of running deficits during recessions is beneficial, it is clear that governments that do not produce credible plans to curb these debt increases will ultimately face a negative response from investors.

It was during the first quarter of 2010 that this issue of fiscal imbalances began to weigh on the market. Greece, with its imminent funding crunch, has been the poster child for this problem, but as noted, most other countries in the developed world (Europe, Japan, U.S.) have similar issues, just on differing scales. With the exception of Iceland, Greece and a few others, we do not believe the increases in global government debt levels from 2007 to 2009 would pose cause for concern if the amounts were going to be maintained at current levels. What is worrisome today is the outlook over the next several years as projections imply that most of the countries will continue to run large deficits, worsening their now elevated debt ratios. According to the OECD, Euro zone government fiscal deficits in 2010 are expected to be 7% of GDP. The U.S. on the same measure will likely reach 10-11% of GDP this year. Over long periods of time because of population growth and productivity increases, annual deficits in the range of 2% of GDP are sustainable. Unfortunately, forecasts from the White House OMB (Office of Management and Budget), show deficits in the U.S. not falling back to that sustainable level anytime in the next ten years. Exacerbating these concerns is the aging population trend we have discussed in previous letters. Unfunded commitments to seniors' public health and retirement programs will begin to impact developed countries' finances in 2015 according to IMF (International Monetary Fund) estimates. We are close enough to that point that markets will soon begin adding those liabilities to the "official" reported debt balances.

The best solution to this issue is a sustained increase in global economic growth coupled with higher savings rates in the fiscally profligate countries. The benefits of sustained growth are higher tax revenue and employment. A higher savings rate would help to absorb the increasing government debt issuance. At this point the outlook for a higher savings rate in the U.S. is muted. Much of the jump seen in 2009 from 0% to 5% occurred as people used government transfer payments to repay debt, while lenders simultaneously reduced the amount of credit available. When it comes to the economy, 2010 is likely to be stronger than last year. Inventory replenishment is underway and corporate profitability will continue to be strong. Those profits and accompanying cash flows will likely lead to increased capital spending and a pickup in hiring. Whether the spending and hiring create momentum for the economy heading into 2011 is the key question. We're assuming more modest

LETTER TO SHAREHOLDERS

economic growth next year. Even with a significantly stronger than expected outcome, we don't foresee the economy to be robust enough to substantially shrink the deficit of the U.S. or other problem countries.

What will happen?

Thanks to a recent report from the McKinsey Global Institute, we looked back at thirty-two episodes of countries that significantly reduced their indebtedness since the Great Depression. As mentioned before, growth is the best prescription for this ailment. Only once, however, out of thirty-two examples did growth alone facilitate the necessary debt reduction. That occurred when the U.S. benefited from war spending in the 1940s, a period not applicable to our current situation. In fact, the historical record shows that the process of debt reduction typically causes a decline in economic growth over a three- to five-year period. While our assumption for the next few years is not that pessimistic, we note that this time most of the countries in the developed world are all trying to repair their balance sheets in the first global economic downturn since the 1930s. If growth isn't going to bail us out, that leaves discretionary fiscal adjustments (taxes and spending) as the primary tools to fix the problem.

A recent IMF study predicted the amount of tax increases and/or spending cuts necessary over the next decade to return the U.S. debt-to-GDP ratio to its pre-crisis level. For the U.S. to return to its pre-crisis level (gross debt at 66% of GDP) by 2030, the IMF believes will require taxes to increase or spending to fall by a combined 8.8% of GDP from 2010 to 2020. Based on 2008 GDP, that implies a change of about $1.3 trillion. To put the difficulty of the change into perspective, consider that in fiscal 2009 (a year of depressed tax receipts) personal income taxes collected were $915 billion. Social Security and related collections paid by employers were $891 billion, and corporate income taxes paid were $138 billion. Federal on-budget government expenditures in fiscal 2009 were about $3.1 trillion. Germany has bitten the bullet and enacted a debt limit (federal and state) into its constitution. France has discussed binding fiscal limits. Bringing up the rear, President Obama proposed a commission to study the issue. Regardless of the steps taken, we fear that the magnitude of the required adjustment exceeds partisan Washington's capacity for action.

Eventually, we suspect that the buyers of Treasury debt will begin to lack confidence in our government's intent and/or ability to produce sustainable "fixes." Fear of currency weakness or greater chance of default will mean higher interest rates. (By default, we don't expect wealthy countries to ever completely "walk away" from their debt. Instead, options like delayed interest payments or extended maturities, in effect a partial default, create similar concerns for investors.) Last year the U.S. paid $386 billion in interest on its debt. That is roughly in line with the average amount paid per year over the last decade when debt levels were much lower and interest rates higher. Any future increases in rates will substantially increase the amount paid. With an average maturity of 50 months for all U.S. Treasury debt, interest rate changes will be transmitted within a few years.

In the worst-case outcome, high debt balances coupled with higher interest payments could cause a downgrade in a country's government debt ratings, creating multiple problems. Banks, insurance companies and other institutional holders could be forced to increase their capital. Interest rates would increase putting pressure on discretionary government spending. Most central banks can't hold paper rated below AA.

For the U.S. AAA rating specifically, we believe that despite saber rattling from Moody's and the other agencies, the probability of a downgrade in the next few years is very low. Because of the size and diversity of the U.S. economy, the agencies will permit our government to have a much higher debt-to-GDP level and still retain the AAA rating. Beyond the amount of debt outstanding, the U.S. faces the greatest risk from a rapid increase in interest expense. That's because the agencies also consider what Moody's terms the "affordability of the debt," which means the amount of interest payments made as a proportion of revenue. The ability to afford our interest payments could be compromised by sustained higher rates. Still, the agencies would be loathe to downgrade the U.S.'s

LETTER TO SHAREHOLDERS

rating. Such an event would cause huge dislocations across all global fixed income markets as almost all other debt is valued compared to it.

The timing of an increase in rates is hard to predict. Government bond traders move in herds, often in the same direction for long periods, before shifting violently in another direction. In the short term, banks continue to buy U.S. government debt as regulators demand safer asset portfolios and the slope of the yield curve is so favorable. Over the next three years we expect the herd to change course, and higher medium and long-term interest rates to ensue.

The conclusions from this segment on rising government debt levels are simple. Around the world we expect to see lower debt ratings for weaker countries, accompanied by the types of "partial defaults" we described earlier. Economic growth rates for the developed economies will likely be lower than before the recession. Higher taxes and increased government interest expense will likely act as further brakes on growth.

Portfolio Response

When looking at potential new investments as well as current positions, our conclusions about government debt levels cause us to take several actions related to the portfolio.

1) We have never been keen on companies reliant on government for business and are even less so now. However, companies with substantial revenues from government have posted good results in recent years due to steady public spending. Because these companies have generated the criteria that appear favorable on our investment screens, we recently spent time analyzing several of these businesses. We concluded that while results of the last five years were quite reasonable, we are uncomfortable about their sustainability in the future.

2) We are examining companies to assess vulnerability to interest rate increases. One issue we consider is whether companies have issued floating-rate debt, or swapped fixed-rate debt so they need to pay floating rates. Another area we try to estimate is the amount of debt a company will need in the medium term. The bigger the requirement, the more cautious we become. In keeping with our conservatism, Paramount portfolio companies have low external financing requirements. In fact five of our companies have no debt at all. If one considers net debt (amount of debt after subtracting cash), another 11 companies have 0% on that measure. Combined, that's more than half our companies with no net debt. Looked at another way, for the portfolio in aggregate, net debt is about 5% of total assets. We believe this modest financial leverage will be an advantage in a rising-rate environment. Companies with cash will earn investment income. Those able to finance investments out of cash flow will avoid borrowing at higher rates. Finally, we also think about the effect of rate increases on our companies' suppliers and customers to make sure there isn't a detrimental impact on the business.

3) As we discussed in our 2009 Annual Report, when evaluating companies today, we are increasingly appreciative of geographic diversity. Since the government debt overhang is likely to dampen growth in developed economies, companies with exposure to other international markets help offset this effect. Separately, as we also discussed in the same letter, fiscal imbalances will affect relative currency rates. We believe that owning companies with a diversified sales base helps to protect against weakness in the dollar or other currencies.

Performance

For the first quarter Paramount's net asset value gained 6.8%, ahead of the broad market (S&P 500 + 5.4%), but trailing smaller-cap stocks (Russell 2500 + 9.2%).

The strongest portfolio companies came in two groups. First, those with some leverage to the improving economy, including capital goods (Wabco +16%, Graco +12%, and ScanSource +8%), transportation (Knight +9% and Heartland +8%), and oil service (FMC Technologies +12% and Helix +11%).

Second, a number of healthcare companies with little or no economic sensitivity, but likely modest beneficiaries of the recent healthcare legislation (Lincare +21%, Varian Medical +18%, Charles River +17%, and VCA-Antech +12%) performed strongly.

LETTER TO SHAREHOLDERS

On the negative side there is little to talk about — only four stocks were down, each in the 3-5% range.

The table below shows performance as of March 31, 2010 for Paramount at net asset value (NAV) and the benchmark Russell 2500, as well as leading large-cap indexes. Relative returns for virtually all periods have been strong. See page 9 for performance results reflecting deduction of the sales charge, which reduces the performance shown below, and for a discussion of prior performance which does not guarantee future results.

	Periods Ended March 31, 2010
	First Quarter	One Year	Three Years*	Five Years*	Ten Years*
Paramount (NAV)	6.8%	59.4%	(0.7)%	3.7%	8.1%
Russell 2500	9.2%	65.7%	(3.2)%	4.0%	4.8%
S&P 500	5.4%	49.8%	(4.2)%	1.9%	(0.7)%
Nasdaq	5.9%	58.3%	0.6%	4.6%	(5.7)%

*  Annualized Returns

In the past we have often encouraged readers to view Paramount investment returns over a full market cycle, combining both bear and bull markets.

Of course it is often a subject of disagreement as to where we are in the market cycle, though this is generally clearer after the fact. As for the current cycle, the bear market began when the market peaked at the start of the fourth quarter of 2007 and continued to the March 9, 2009 market lows. Most observers believe that a bull market began then and that we are currently in the midst of the bull phase. A minority holds that this is only a bear market rally, with lower lows ahead of us. Regardless, Paramount's performance over the cycle so far has been excellent, with a 3-point decline, much better than the 11-point loss for the Russell 2500 and a small fraction of the S&P's 19% decline.

	Bear Market	Bull Market	Cycle-to- Date
Paramount (NAV)	(49)%	92%	(3)%
Russell 2500	(56)%	102%	(11)%
S&P	(54)%	77%	(19)%
Bear Market — October 1, 2007 — March 9, 2009
Bull Market — March 10, 2009 — March 31, 2010

Company Discussion

We have written frequently over the past few years on how our financially strong portfolio companies would be able to improve their businesses and competitive positions during an economic downturn, emerging afterwards stronger than before.

March Quarter 2008

It is one of our objectives to ensure that Paramount has a lower-risk portfolio than most other funds. We strive to own market leaders with higher profit margins and lower leverage on their balance sheets. We believe that these high quality companies are more likely to maintain their share prices in a downturn, and even more important, should be able to take advantage of an adverse business environment to strengthen their competitive position by maintaining spending for new products, marketing, and attractive acquisitions.

Now that the economy appears to be in a recovery, even if an especially anemic one, it may be an appropriate time to see how our portfolio companies have actually performed.

First, none of the businesses in the portfolio blew up. There were no bankruptcies, no forced sales of big chunks of the business, no drastic shrinkage of operations. The same, however, cannot be said of many of our companies' competitors.

•  Knight and Heartland, both truckload carriers, kept buying new tractors sufficient to keep their fleets young. In contrast, competitors reduced fleet size and virtually stopped ordering equipment. Industry production of Class 8 trucks was less than half of estimated replacement demand. As fleets aged, maintenance costs increased while service levels declined. Industry bankruptcies continued at high levels, even as banks displayed forbearance in calling underwater equipment loans. Looking ahead, we see Knight and Heartland positioned to gain market share as their lower operating cost structure and balance sheet strength give them a continuing competitive advantage.

LETTER TO SHAREHOLDERS

•  Lincare, a provider of home oxygen to patients suffering from chronic obstructive pulmonary disease or congestive heart failure, has seen rapid market share growth even as competitors shut down and leave the industry. Repeated reductions in reimbursement rates by Medicare have decimated the profitability of Lincare's competitors, mostly small regional or local firms. Lincare, with more efficient operations and much better margins, has been able to "make it up in volume" as business has flowed toward them without the need to do any acquisitions.

•  Varian Medical, the worldwide leading manufacturer of radiation oncology equipment, has been able to maintain spending on product development and marketing even as U.S.-based competitors Accuray and TomoTherapy have suffered reduced backlogs and been forced to cede modest product advantages back to Varian. Especially telling, Accuray's founder and former CEO has gone to work for Varian as he has stepped up its effort in Accuray's niche of radiosurgery.

Second, most of our portfolio companies have maintained a good deal of acquisition firepower, whether with cash or available borrowing power. This has enabled them to move forward with strategic deals even as the financial system was in disarray, enhancing our companies' competitive positions as economic conditions improve.

•  Life Technologies acquired Applied BioSystems for $6.7 billion of cash and stock in a major transaction that significantly broadened their product line. The deal was announced in June 2008, three months after the Bear Stearns failure, and completed November 2008, two months after the Lehman collapse.

•  O'Reilly acquired CSK Auto in July 2008 for $1 billion of cash and stock, expanding O'Reilly's footprint in the western U.S., and taking it from a distant third to a tie for second among auto parts retailers in the country. The purchase should enhance O'Reilly's competitive position, especially versus Advance Auto, which is now likely excluded from entering the western states.

•  Bio-Rad paid $400 million of cash to purchase DiaMed in late 2007, giving it a strong position in the blood-typing market in Europe. After its expected entry into the U.S. market in 2012, Bio-Rad should be a leading worldwide player in a major new product area for the company.

•  Other portfolio companies making meaningful acquisitions during this period, all for cash, include Copart (Universal Salvage), Clarcor (PECO), ScanSource (Algol Europe), and FMC Technologies (Direct Drive Systems, Multi-Phase Meters, and Schilling Robots).

Finally, we close with more detailed discussions of two of the portfolio companies, CarMax and Signet Jewelers, which faced some real business challenges during the downturn but overcame them with the help of superior business models, talented management, and decisive actions.

CarMax, the country's leading seller of used cars, had two major issues during the recession. First, there was a dramatic decline in new car sales, from perhaps a 16-million annual rate (or SAAR) to about a 9-million SAAR. Although less volatile than new vehicle sales, used-car sales clearly are correlated, and the near 50% decline was large enough to have a significant impact on the business. As a result, CarMax sales fell about 25% at the worst point of the automotive recession.

Second, CarMax was faced with a frozen market for securitized car loans (the ABS or asset-backed securitization market). Like new cars, most used-car purchases are financed by the buyer, typically with funds provided by a bank or captive finance company (GMAC, Toyota Financial, et al.). These loans either can be held to maturity by the lender (portfolioed), or packaged with thousands of others and sold on the

LETTER TO SHAREHOLDERS

secondary market, a process akin to the creation of mortgage-backed securities. Such asset-backed paper was traditionally and rightly viewed by the market as high-quality. People make their car payments as long as they are employed and the car works.

During the recession, the ABS market for car loans froze. Despite only modest increases in underlying default rates on existing ABS paper, market liquidity disappeared, and newly written car loans no longer could be packaged and sold. This created a special challenge for CarMax as it long had been a provider of car financing to about 40% of its buyers through CarMax Auto Finance (CAF).

CarMax was not in a position financially to portfolio the loan paper. It needed to package and sell the loans accumulating in its "warehouse," typically every four to six months. This corresponded to the point at which the total loan value approached the limit on the bank line of credit used to temporarily fund the car loans for the period between origination and securitization.

Faced with a crumbling auto industry as well as seized-up financial markets, CarMax took the required actions.

•  It stopped store growth, which had previously been running at a 12-15% rate. This reduced capital spending for land and buildings and equipment. Capital expenditures declined from $260 million to $20 million. It also eliminated expansion related headcount — real estate department, construction supervision, management for stores under development, etc. Finally, suspending growth meant no pre-opening costs and lower advertising.

•  Inventories were reduced to a level commensurate with sales, from $975 million to $700 million. Because of CarMax's relatively rapid inventory turns, adjustments, whether driven by volume or mix, are straight forward to implement.

•  It made additional cost reductions in headcount, advertising and other expenses. Especially notable was more efficient reconditioning of cars prior to being offered for sale. This saved $200/car, or about $70 million annually.

•  On the finance side, CarMax made several changes and also benefited from timely Federal Reserve market support.

  - It modestly tightened credit standards to reduce losses and lower its share of loan originations in the stores.

  - It renegotiated its expiring line of credit, funding the loans in the warehouse, on terms only slightly less attractive than previously, eliminating that issue as a market concern.

  - With the ABS market in disarray, it sold a package of loans as a private placement, most likely to a bank or insurance company.

  - Its next securitization was aided by the Fed's TALF Program, the Term Asset-Backed Securities Loan Facility. This provided a federal guarantee for the triple-A portion of the ABS.

  - CarMax retained on its balance sheet the lower-quality tranches of several securitizations, eliminating the need to sell them at unreasonably low prices.

After all this turmoil, let us look at how CarMax is doing.

•  Sales are recovering. The past three quarters saw comparable sales up close to 10%.

•  It is gaining share from the chief competition, new car dealers.

•  Gross margins have been running at near record levels.

•  Operating margins are very strong.

•  The ABS market for car loans has returned to normal. The TALF program is no longer needed and has been terminated.

LETTER TO SHAREHOLDERS

•  CarMax's balance sheet is in great shape. Debt of $150 million and equity of $2 billion.

•  CarMax has restarted its store growth.

Signet Jewelers also faced some challenges as a result of the economic downturn. First, jewelry is clearly a very discretionary purchase, though Signet does have a relatively high mix of bridal business, which is somewhat resistant to the economic cycle.

Even with that buffer, Signet saw some significant sales declines, with the worst point being a 15% comparable store sales decline in the Christmas quarter of 2008.

Second, Signet finances about half of its sales with its own proprietary credit card. After many years of stable receivables performance, Signet saw losses on its credit portfolio increase from 3.5% to 5.5% (of total sales).

Third, Signet had been steadily expanding its store base for a long time, especially its larger, free-standing Jared chain. It was now seeing projected return on investment for new stores declining, buffeted by the economic downturn.

Finally, Signet's balance sheet was a bit stretched, perhaps a heritage of its high dividend payout rate when a London-listed company. The debt was partly supported by a bank revolving credit line, which periodically needed to be renegotiated and renewed, a source of stock market concern.

As the seriousness of the situation became increasingly evident, Signet's management took decisive action:

•  Sharply curtailed growth. U.S. square footage growth went from +10% in 2007, to +4% in 2008, to (1)% in 2009.

•  Implemented a $100 million cost savings program.

•  Increased emphasis on proprietary product lines.

•  Shrank inventories by about $200 million.

•  Pared back advertising to emphasize national TV for its Kay and Jared chains.

•  Generated huge cash flow in 2009, reducing net debt (debt less cash) from $500 million to $10 million.

•  Easily renegotiated its credit line on terms similar to previously enjoyed. Signet is now only a seasonal borrower (inventories to support higher fourth quarter holiday sales).

What is the current competitive environment and how is Signet doing?

•  Sales are reviving. Fourth-quarter comparable sales were up 5%, and the first quarter so far is even better.

•  Capital spending in 2010 will be increased to roughly double last year's $40 million, mostly for store remodeling.

•  Credit losses appear to be flattening, though at a higher than historical level.

•  Signet U.S. market share gains continue, from 7.5% to 9.4% over the past five years, and nearly double 10 years ago.

Signet's strong business performance is partly attributable to its excellent management and partly to the extreme state of disarray of many industry competitors, driven by both secular and cyclical forces. Three sizeable chains have been liquidated over recent years — Finlay (1,000 locations), Friedman's (400 stores), and Whitehall (150 stores). Zale has closed about 150 stores, 15% of its total. In all, industry closures are estimated at 3,000 stores over the past two years, on a base of about 25,000.

Speaking specifically of Zale, Signet's largest U.S. competitor, we believe the company is facing numerous difficulties including repeated management turnover, credit and inventory issues. We are watching with interest but feel that Signet is much better positioned to succeed.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, paramount@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 26, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" that may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2010
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	59.40%	0.73%	3.67%	8.06%
FPA Paramount Fund, Inc. (Net of Sales Charge)	51.03%	(1.06)%	2.56%	7.48%
Lipper Mid-Cap Core Average	62.22%	(3.41)%	3.36%	3.46%
Russell 2500 Index	65.71%	(3.16)%	4.05%	4.83%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2010 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO SUMMARY

March 31, 2010

Common Stocks		94.0%
Business Services & Supplies	25.0%
Producer Durables	20.5%
Retailing	14.3%
Health Care	10.9%
Energy	9.7%
Transportation	7.9%
Technology	4.7%
Entertainment	1.0%
Short-Term Investments		6.1%
Other Assets and Liabilities, net		(0.1)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2010

Shares
NET PURCHASES
Common Stock
VCA Antech, Inc.	26,500
NET SALES
Common Stocks
Brown & Brown, Inc. (1)	305,700
Charles River Laboratories International, Inc.	162,700
Helix Energy Solutions Group, Inc.	106,500
Knight Transportation, Inc.	48,800
Life Technologies Corporation	20,000
Signet Jewelers Ltd.	105,600

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 25.0%
Brady Corporation	242,600	$7,549,712
Charles River Laboratories International, Inc.*	111,500	4,383,065
Clarcor, Inc.	165,400	5,704,646
Copart, Inc.*	176,800	6,294,080
Landauer, Inc.	3,800	247,836
Life Technologies Corporation*	286,300	14,964,901
Manpower Inc.	144,800	8,270,976
ScanSource Inc.*	441,400	12,703,492
		$60,118,708
PRODUCER DURABLES — 20.5%
Actuant Corporation (Class A)	227,500	$4,447,625
Franklin Electric Co., Inc.	150,200	4,504,498
Graco Inc.	198,800	6,361,600
HNI Corporation	356,500	9,493,595
IDEX Corporation	180,450	5,972,895
WABCO Holdings, Inc.	363,300	10,869,936
Zebra Technologies Corporation (Class A)*	258,500	7,651,600
		$49,301,749
RETAILING — 14.3%
CarMax, Inc.*	512,600	$12,876,512
O'Reilly Automotive, Inc.*	238,000	9,926,980
Signet Jewelers Ltd.*	358,700	11,600,358
		$34,403,850
HEALTH CARE — 10.9%
Bio-Rad Laboratories, Inc.*	76,100	$7,877,872
Lincare Holdings, Inc.*	263,400	11,821,392
Varian Medical Systmes, Inc.*	26,800	1,482,844
VCA Antech, Inc.*	176,500	4,947,295
		$26,129,403
ENERGY — 9.7%
FMC Technologies, Inc.*	118,700	$7,671,581
Helix Energy Solutions Group, Inc.*	272,600	3,551,978
Noble Corporation	288,900	12,081,798
		$23,305,357
TRANSPORTATION — 7.9%
Heartland Express, Inc.	541,300	$8,931,450
Knight Transportation, Inc.	472,600	9,967,134
		$18,898,584

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 4.7%
Maxim Integrated Products, Inc.	221,400	$4,292,946
Microchip Technology, Inc.	250,100	7,042,816
		$11,335,762
ENTERTAINMENT — 1.0%
Carnival Corporation*	63,000	$2,449,440
TOTAL COMMON STOCKS — 94.0% (Cost $234,391,271)		$225,942,853
SHORT-TERM INVESTMENTS — 6.1% (Cost 14,605,920)
Chevron Funding Corporation — 0.11% 04/01/10	$5,000,000	$5,000,000
General Electric Company — 0.05% 04/07/10	9,606,000	9,605,920
TOTAL SHORT-TERM INVESTMENTS		$14,605,920
TOTAL INVESTMENTS — 100.1% (Cost $248,997,191)		$240,548,773
Other assets and liabilities, net — (0.1)%		(280,480)
TOTAL NET ASSETS — 100%		$240,268,293

*  Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $234,391,271)	$225,942,853
Short-term investments — at amortized cost (maturities 60 days or less)	14,605,920	$240,548,773
Cash		772
Receivable for:
Capital stock sold	$67,602
Dividends	12,869	80,471
		$240,630,016
LIABILITIES
Payable for:
Capital stock repurchased	$188,711
Advisory fees and financial services	153,512
Accrued expenses	19,500	361,723
NET ASSETS		$240,268,293
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 14,610,325 shares		$3,652,581
Additional Paid-in Capital		258,391,597
Accumulated net loss on investments		(13,077,032)
Accumulated net investment loss		(250,435)
Unrealized depreciation of investments		(8,448,418)
NET ASSETS		$240,268,293
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$16.45
Maximum offering price per share (100/94.75 of per share net asset value)		$17.36

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2010

INVESTMENT INCOME
Dividends		$924,327
Interest		5,038
		$929,365
EXPENSES: — Note 1
Advisory fees	$791,503
Financial services	117,923
Transfer agent fees and expenses	70,570
Audit and tax fees	34,100
Reports to shareholders	26,709
Registration fees	26,130
Custodian fees and expenses	18,061
Line of credit	15,972
Directors fees and expenses	15,750
Legal fees	9,253
Other fees and expenses	11,083	1,137,054
Net investment loss		$(207,689)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$25,720,807
Cost of investment securities sold	29,623,943
Net realized loss on investments		$(3,903,136)
Change in unrealized depreciation of investments:
Unrealized depreciation at beginning of period	$(41,560,183)
Unrealized depreciation at end of period	(8,448,418)
Change in unrealized depreciation of investments		33,111,765
Net realized and unrealized gain on investments		$29,208,629
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$29,000,940

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2010		For the Year Ended September 30, 2009
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$(207,689)		$180,014
Net realized gain (loss) on investments	(3,903,136)		(9,173,896)
Change in unrealized appreciation (depreciation) of investments	33,111,765		(13,376,748)
Change in net assets resulting from operations		$29,000,940		$(22,370,630)
Distributions to shareholders from net investment income		—		(1,162,067)
Capital Stock transactions:
Proceeds from Capital Stock sold	$6,311,756		$16,910,350
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		964,591
Cost of Capital Stock repurchased*	(26,513,450)	(20,201,694)	(59,519,129)	(41,644,188)
Total change in net assets		$8,799,246		$(65,176,885)
NET ASSETS
Beginning of year		231,469,047		296,645,932
End of year		$240,268,293		$231,469,047
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		409,090		1,522,182
Shares issued to shareholders upon reinvestment of dividends and distributions		—		97,829
Shares of Capital Stock repurchased		(1,709,217)		(5,477,243)
Total change in Capital Stock outstanding		(1,300,127)		(3,857,232)

*  Net of redemption fees of $3,846 and $13,266 for the periods ended March 31, 2010 and September 30, 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended		Year Ended September 30,
	March 31,
	2010		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of period	$14.55		$15.01	$17.06	$15.62	$15.02	$13.01
Income from investment operations:
Net investment income (loss)	$(0.01)		$0.01	0.05	$0.14	$0.12	$0.04
Net realized and unrealized gain (loss) on investment securities	1.91		(0.40)	(2.09)	1.47	0.60	1.97
Total from investment operations	$1.90		$(0.39)	$(2.04)	$1.61	$0.72	$2.01
Less dividends from net investment income	—		$(0.07)	$(0.01)	$(0.17)	$(0.12)	—
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$16.45		$14.55	$15.01	$17.06	$15.62	$15.02
Total investment return**	13.06%		(2.43)%	(11.96)%	10.30%	4.79%	15.45%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$240,268		$231,469	$296,646	$397,374	$595,825	$345,027
Ratio of expenses to average net assets	0.98	%†	0.99%	0.89%	0.90%	0.85%	0.89%
Ratio of net investment income (loss) to average net assets	(0.18	)%†	0.09%	0.29%	0.74%	0.89%	0.30%
Portfolio turnover rate	1	%†	46%	12%	17%	15%	13%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2010 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is a high total investment return, including capital appreciation and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $945,870 for the period ended March 31, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum

NOTES TO FINANCIAL STATEMENTS

Continued

distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2010, for federal income tax purposes was $234,508,412. Gross unrealized appreciation and depreciation for all investments at March 31, 2010 for federal income tax purposes was $17,527,036 and $26,092,595, respectively, resulting in net unrealized depreciation of $8,565,559. As of and during the period ended March 31, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2005 or by state tax authorities for years ended on or before September 30, 2004.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2010, the Fund paid aggregate fees of $15,750 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2010, the Fund collected $3,846 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended March 31, 2010, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $1,072 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2010:

Level 1 — Quoted prices	$225,942,853	*
Level 2 — Other significant observable inputs	14,605,920	**
Level 3 — Significant unobservable inputs	—
Total investments	$240,548,773

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. The line of credit is renewable annually. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended March 31, 2010, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2010

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2009	$1,000.00	$1,000.00
Ending Account Value March 31, 2010	$1,130.60	$1,020.05
Expenses Paid During Period*	$5.21	$4.95

*  Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2010 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)†	Director & Chairman* Years Served: 8	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (72)†	Director* Years Served: 2	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Lawrence J. Sheehan – (77)†	Director* Years Served: 4	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	3

Eric S. Ende – (65)	Director* President & Portfolio Manager Years Served: 10	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (56)	Executive Vice President & Portfolio Manager Year Served: 10	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (49)	Treasurer Years Served: 13	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 15	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter of Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 21, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 21, 2010